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                                                                    EXHIBIT 4d



NUMBER                                                      SHARES


               INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

                              FERRO CORPORATION
                               PREFERRED STOCK
                                                           SEE REVERSE FOR
                                 ==SPECIMEN==            CERTAIN DEFINITIONS

This Certifies that                                             is the owner of

                                           fully paid and non-assessable shares
                             without par value of

                               PREFERRED STOCK

transferable only the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

        Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated

                                           /s/ A. C. Bersticker
-------------------------                 ----------------------------------
                SECRETARY                             CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED

        NATIONAL CITY BANK

                TRANSFER AGENT AND REGISTRAR

BY _______________________________________
            AUTHORIZED SIGNATURE
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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
        TEN COM--as tenants in common   UNIF GIFT MIN ACT--______Custodian_____
        TEN ENT--as tenants by the entireties              (Cust)       (Minor)
        JT TEN --as joint tenants with right of         under Uniform Gifts to
                 survivorship and not as tenants        Minors Act ____________
                 in common                                            (State)

   Additional abbreviations may also be used though not in the above list.

                                 ------------

        A copy of the express terms of the shares represented by this certificate and of the other classes and series of shares which the Corporation is authorized to issue is attached to and by reference made a part of this certificate. The Corporation will mail to the shareholder a copy of such express terms without charge within five days after receipt of written request therefor if the copy has become detached from the certificate. Any transfer of the shares represented by this certificate is restricted in the Corporation's Amended Articles of Incorporation and the Corporation will mail to the shareholder a copy of such restrictions without charge within five days after receipt of a written request therefor.

        These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, transferred or otherwise disposed of in the absense of an effective registration statement as to the securities under said Act or an opinion of counsel satisfactory to Ferro Corporation that such registration is not required. In addition, they may not be sold, transferred or otherwise disposed of in violation of (i) their respective terms or (ii) the terms of the Ferro Corporation Employee Stock Ownership Plan.

                                 ------------
For Value Received _______________________ hereby sell assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFICATION NUMBER OF ASSIGNEE
[                                    ]_________________________________________
________________________________________________________________________________
 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
________________________________________________________________________________
________________________________________________________________________________
of the Shares represented by the within Certificate and do hereby irrevocably constitute and appoint _______________________________________________ Attorney
to transfer the said Shares on the Books of the within named Company with full power of substitution in the premises


Dated _____________________ 19____


                  _____________________________________________________________
                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.